UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      January 15, 2002
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
----------------------------------------------------------------------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
----------------------------------------------------------------------
         (Registrant's telephone number, including area code)

Item 5.  Other Events.

The Registrant incorporates by reference the press release dated January
15, 2002 attached as Exhibit 20, relating to the Company's unaudited results for the fiscal year ended December 31, 2001.

Item 7.  Financial Statements and Exhibits.

The Registrant incorporates by reference the press release dated January
15, 2002 attached as Exhibit 20, relating to the Company's unaudited results for the fiscal year ended December 31, 2001.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     January 15, 2002            /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                      Description               Method of Filing
----------------------------------------------------------------------
  20                       News Release               Filed herewith
                           Dated January 15, 2002

Exhibit 20

                                 NEWS RELEASE

FOR IMMEDIATE RELEASE
January 15, 2002

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                       GREAT AMERICAN BANCORP, INC.
        UNAUDITED RESULTS FOR 2001 - YEAR-TO-DATE $1,201,000

Champaign, Illinois - Great American Bancorp, Inc. (NASDAQ SMALLCAP MARKET/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, reported earnings of $1,201,000 for the year ended December 31, 2001, an increase of $218,000, or 22.2%, from the $983,000 reported for fiscal 2000. Basic earnings per share were $1.29 in 2001, compared to $0.92 in 2000, while fully diluted earnings per share were $1.25 in 2001, compared to $0.91 in 2000.

Net interest income was $5,849,000 for the year ended December 31, 2001, compared to $5,755,000 for the year ended December 31, 2000, an increase of $94,000, or 1.6%. The provision for loan losses was $162,000 for fiscal 2001 compared to $300,000 for fiscal 2000. The provision for loan losses was $138,000 lower in 2001 due to losses incurred in 2000 related to commercial loans to one borrower.

Noninterest income totaled $2,122,000 in 2001, $487,000, or 29.8%, higher than the $1,635,000 recorded for fiscal 2000. This increase was due primarily to an increase in insurance sales commissions, which totaled $1,111,000 for the year ended December 31, 2001, compared to $702,000 for the same period in 2000. Noninterest expense was $5,795,000 in 2001, $185,000, or 3.3%, higher than the $5,610,000 reported for the year ended December 31, 2000.

Net income totaled $334,000 for the quarter ended December 31, 2001, compared to $241,000 for the quarter ended December 31, 2000. Basic earnings per share for the fourth quarter of 2001 were $0.38, compared to $0.24 in 2000, while fully diluted earnings per share were $0.36 in 2001, compared to $0.24 in 2000.

Total assets at December 31, 2001 were $168.3 million, an increase of $8.6 million, or 5.4%, from total assets of $159.7 million at December 31, 2000.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary, Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.



This earnings report may contain certain forward-looking statements that are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact the Company's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, real estate values, and competition, changes in accounting principles, policies, or guidelines, changes in legislation or regulation, and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services.

Great American Bancorp, Inc. stock is traded on the Nasdaq SmallCap Market System under the symbol "GTPS."

                              ###
                          GTPS-pr-02-02

Great American Bancorp, Inc.
Consolidated Balance Sheet
December 31, 2001 and 2000
(in thousands)
                                            Dec. 31, 2001      Dec. 31, 2000
                                              (Unaudited)
-----------------------------------------------------------------------------
ASSETS
Cash and due from banks                     $       4,832      $       6,104
Interest-bearing demand deposits                    6,334              4,539
                                              -------------------------------
 Cash and cash equivalents                         11,166             10,643

Investment securities:
 Available for sale                                    --              3,009
 Held to maturity                                   2,056              3,153
Loans                                             146,446            133,620
 Allowance for loan losses                         (1,040)              (889)
                                            --------------------------------
  Net loans                                       145,406            132,731
Premises and equipment                              6,362              6,802
Federal Home Loan Bank stock                        1,166                890
Other assets                                        2,188              2,449
                                            --------------------------------
   Total assets                             $     168,344      $     159,677
                                            ================================
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
 Deposits
  Noninterest bearing                       $      11,890      $      11,573
  Interest bearing                                115,650            112,112
                                            --------------------------------
   Total deposits                                 127,540            123,685


 Federal Home Loan Bank Advances                   20,500             14,000
 Other liabilities                                  1,745              1,760
                                            --------------------------------
   Total liabilities                              149,785            139,445
                                            --------------------------------
STOCKHOLDERS' EQUITY
Preferred stock, $0.01 par value
 Authorized and unissued --
  1,000,000 shares                                     --                 --
Common stock, $0.01 par value
 Authorized -- 7,000,000 shares
 Issued and outstanding -- 2,052,750 shares            21                 21
Paid-in-capital                                    20,165             20,036
Retained earnings --
 substantially restricted                          17,838             17,043
Net unrealized gain on securities
 available for sale                                    --                  5
                                            --------------------------------
                                                   38,024             37,105
Less:
 Treasury stock - 1,185,583 and
  1,014,250 shares                                (19,393)           (16,570)
 Unearned employee stock
  ownership plan shares                                --               (197)
 Unearned incentive plan shares                       (72)              (106)
                                            --------------------------------
                                                  (19,465)           (16,873)
                                            --------------------------------
Total stockholders' equity                         18,559             20,232
                                            --------------------------------
Total liabilities and
 stockholders' equity                       $     168,344      $     159,677
                                            ================================

Great American Bancorp, Inc.
Consolidated Income Statement
For the Twelve Months Ended December 31, 2001 and 2000
(in thousands, except share data)


                                            Dec. 31, 2001      Dec. 31, 2000
                                             (unaudited)
----------------------------------------------------------------------------
Interest income:
 Loans                                       $     11,138      $      10,642
 Investment securities
  Taxable                                             348                451
  Tax exempt                                           --                 17
 Deposits with financial
  institutions and other                              221                256
                                            --------------------------------
   Total interest income                           11,707             11,366
                                            --------------------------------
Interest expense:
 Deposits                                           4,895              5,017
 Federal Home Loan Bank advances                      929                554
 Other                                                 34                 40
                                            --------------------------------
   Total interest expense                           5,858              5,611
                                            --------------------------------
   Net interest income                              5,849              5,755
Provision for loan losses                             162                300
                                            --------------------------------
   Net interest income after
     provision for loan losses                      5,687              5,455
                                            --------------------------------
Noninterest income:
 Insurance sales commissions                        1,111                702
 Service charges on deposit accounts                  573                560
 Brokerage commissions                                122                206
 Other customer fees                                  164                145
 Net gains on loan sales                               76                 --
 Loan servicing fees                                   13                 16
 Other income                                          63                  6
                                            --------------------------------
   Total noninterest income                         2,122              1,635
                                            --------------------------------
Noninterest expense:
 Salaries and employee benefits                     3,248              3,055
 Net occupancy expenses                               588                638
 Equipment expenses                                   603                620
 Data processing fees                                  76                 86
 Deposit insurance expense                             23                 25
 Printing and office supplies                         299                271
 Legal and professional fees                          212                230
 Directors and committee fees                         100                 98
 Insurance expense                                     55                 45
 Marketing and advertising expenses                   188                167
 Other expenses                                       403                375
                                            --------------------------------
   Total noninterest expense                        5,795              5,610
                                            --------------------------------
   Income before income tax                         2,014              1,480
Income tax expense                                    813                497
                                            --------------------------------
   Net income                               $       1,201      $         983
                                            ================================
Earnings per share:
 Basic                                      $        1.29      $        0.92
                                            ================================
 Diluted                                    $        1.25      $        0.91
                                            ================================

Great American Bancorp, Inc.
Consolidated Income Statement
For the Three Months Ended December 31, 2001 and 2000
(unaudited, in thousands, except share data)

                                            Quarter Ended      Quarter Ended
                                            Dec. 31, 2001      Dec. 31, 2000
----------------------------------------------------------------------------
Interest income:
 Loans                                       $      2,818      $       2,723
 Investment securities
  Taxable                                              52                114
  Tax exempt                                           --                  4
 Deposits with financial
  institutions and other                               28                 48
                                            --------------------------------
   Total interest income                            2,898              2,889
                                            --------------------------------
Interest expense:
 Deposits                                           1,112              1,299
 Federal Home Loan Bank advances                      250                192
 Other                                                  8                 11
                                            --------------------------------
   Total interest expense                           1,370              1,502
                                            --------------------------------
   Net interest income                              1,528              1,387
Provision for loan losses                              48                 75
                                            --------------------------------
   Net interest income after
     provision for loan losses                      1,480              1,312
                                            --------------------------------
Noninterest income:
 Insurance sales commissions                          236                133
 Service charges on deposit accounts                  156                146
 Brokerage commissions                                 23                 59
 Other customer fees                                   41                 34
 Net gains on loan sales                               27                 --
 Loan servicing fees                                    4                  2
 Other income                                          51                 --
                                            --------------------------------
   Total noninterest income                           538                374
                                            --------------------------------
Noninterest expense:
 Salaries and employee benefits                       836                781
 Net occupancy expenses                               138                140
 Equipment expenses                                   148                170
 Data processing fees                                  17                 21
 Deposit insurance expense                              5                  6
 Printing and office supplies                          73                 67
 Legal and professional fees                           41                 58
 Directors and committee fees                          24                 24
 Insurance expense                                     16                 12
 Marketing and advertising expenses                    46                 34
 Other expenses                                       106                123
                                            --------------------------------
   Total noninterest expense                        1,450              1,436
                                            --------------------------------
   Income before income tax                           568                250
Income tax expense                                    234                  9
                                            --------------------------------
   Net income                               $         334      $         241
                                            ================================
Earnings per share:
 Basic                                      $        0.38      $        0.24
                                            ================================
 Diluted                                    $        0.36      $        0.24
                                            ================================

Great American Bancorp, Inc.
Selected Financial Data
(in thousands, except per share data)

                                                 As of              As of
                                            Dec. 31, 2001      Dec. 31, 2000
                                             (unaudited)
----------------------------------------------------------------------------
Total assets                                $     168,344      $     159,677
Total loans, net                                  145,406            132,731
Loan loss reserve                                   1,040                889
Non-performing assets                                 387                307
Non-performing assets to total assets               0.23%              0.19%
Allowance for loan losses to total assets           0.62%              0.56%
Investment securities                               2,056              6,162
Total deposits                                    127,540            123,685
Checking deposits                                  29,845             28,458
Money market deposits                              13,326              9,850
Passbook savings deposits                          15,019             14,029
Certificates of deposit                            69,350             71,348
Total borrowings                                   20,500             14,000
Total stockholders' equity                         18,559             20,232



                              For the Three Months      For the Twelve Months
                               Ended December 31,         Ended December 31,
                                2001       2000             2001       2000
                                  (unaudited)           (unaudited)
----------------------------------------------------------------------------
Net interest margin             3.97%      3.87%            3.91%      4.06%
ROA (annualized)                0.80%      0.61%            0.73%      0.63%
ROE (annualized)                7.17%      4.77%            6.23%      4.73%